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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):  May 12, 2000


                               NETIQ CORPORATION
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            (Exact name of registrant as specified in its charter)

           Delaware                             000-26757                         77-0405505
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(State or other jurisdiction of         (Commission File Number)      (IRS Employer Identification No.)
 incorporation or organization)
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             5410 Betsy Ross Drive, Santa Clara, California 95054
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  (Address of principal executive offices of Registrant, including zip code)

                                (408) 330-7000
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             (Registrant's telephone number, including area code)
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Item 2.  Acquisition or Disposition of Assets.

     On May 12, 2000, NetIQ completed its acquisition of MCS, a provider of systems management software for Windows NT- and Windows 2000-based networks and Internet infrastructures. (the "Merger"). The Merger occurred pursuant to the terms of an Agreement and Plan of Reorganization dated as of February 26, 2000
(the "Merger Agreement") by and among NetIQ, MCS and Planet Acquisition
Corporation, a wholly-owned subsidiary of NetIQ. In the Merger, MCS became a wholly-owned subsidiary of NetIQ and the former stockholders of MCS received
0.9413 shares of NetIQ Common Stock in exchange for each share of MCS Common
Stock. An aggregate of approximately 21,375,000 shares of NetIQ Common Stock were issuable pursuant to the Merger. In addition, approximately 5,025,000 shares of NetIQ Common Stock are issuable in connection with the exercise of options and warrants to purchase MCS Common Stock that NetIQ assumed in connection with the Merger. NetIQ will pay the former MCS stockholders cash in lieu of any fractional shares that would otherwise be issued in the Merger.

     The Common Stock of NetIQ issued in the Merger was registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement on Form S-4 (File No. 333-33178) (the "Registration
Statement") which the Securities and Exchange Commission (the "Commission") declared effective on April 5, 2000. The acquisition was structured as a tax-free reorganization and is being accounted as a purchase of interests.

     The Merger is more fully described in NetIQ's Registration Statement.  The
Merger Agreement was included as Annex A to the Joint Proxy Statement/Prospectus contained in the Registration Statement and is incorporated herein by reference as Exhibit 2.1.

Item 7.  Financial Statements and Exhibits.

     (a) Financial Statements of Business Acquired. The financial statements required hereby are not included in this initial report, but they shall be provided by amendment to this Form 8-K not later than July 25, 2000.

     (b)  Pro Forma Financial Information.  Pro Forma Financial Information.
The pro forma financial information required hereby is not included in this initial report, but it shall be provided by amendment to this Form 8-K not later than July 25, 2000.

(c)  Exhibits

       2.1 Agreement and Plan of Reorganization, dated as of February 26, 2000, by and among NetIQ Corporation, a Delaware corporation, Planet
            Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of NetIQ, and MCS Software, Inc., a Delaware corporation
            (Incorporated by reference to Annex A to the Registrant's joint proxy statement/prospectus filed with the Securities and Exchange
            Commission on April 12, 2000).

       99.1  Press Release dated May 12, 2000.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  May 26, 2000

                                    NETIQ CORPORATION
                                    (Registrant)

                                    /s/ Ching-Fa Hwang
                                    -----------------------------------
                                    Ching-Fa Hwang
                                    Chief Executive Officer

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